SYNGAS ENERGY CORP.
(A Development Stage Company)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholders of
Syngas Energy Corp.

We have audited the accompanying balance sheet of Syngas Energy Corp. as of June 30, 2005 and the related statements of operations, shareholders’ deficit and cash flows for the period from inception, December 14, 2004 to June 30, 2005. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as at June 30, 2005, and the results of its operations and its cash flows for the period from inception, December 14, 2004, to June 30, 2005, in conformity with the United States generally accepted accounting principles.

These financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, unless the Company attains future profitable operations and/or obtains additional financing, there is substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regards to these matters are discussed in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Vancouver, Canada	/s/ Morgan & Company

September 8, 2005	Chartered Accountants

SYNGAS ENERGY CORP.
(A Development Stage Company)
Balance Sheet
(Expressed in US dollars)

June 30,
2005
$
Assets
Current Assets
Cash and cash equivalents	195
Total Current Assets	195
Intangible Asset (Note 3)	204
Total Assets	399

Liabilities and Stockholders' Deficit
Current Liabilities
Accounts payable and accrued liabilities	7,517
Due to related parties (Note 4)	21,021
Loan payable (Note 5)	4,757
Total Current Liabilities	33,295
Asset retirement obligation	-
Total Liabilities	33,295
Stockholders' Deficit
Common Stock
Authorized: unlimited shares, no par value;
Issued: 30,047,500 shares	19,948
Accumulated Other Comprehensive Loss	(203)
Deficit accumulated During the Development Stage	(52,641)
Total Stockholders’ Deficit	(32,896)
Total Liabilities and Stockholders’ Deficit	399

The accompanying notes are an integral part of these financial statements.

SYNGAS ENERGY CORP.
(A Development Stage Company)
Statement of Operations
(Expressed in US dollars)

Accumulated from
December 14, 2004
(Date of Inception)
to June 30,
2005
$
Revenue	-

Expenses
Consulting	40,402
General and administrative	6,694
Professional fees	5,545
52,641
Net loss	(52,641)
Other comprehensive loss
Foreign currency translation adjustment	(203)
Comprehensive loss	(52,844)
Net Loss Per Share – Basic and Diluted	-
Weighted Average Shares Outstanding	27,462,000

The accompanying notes are an integral part of these financial statements.

SYNGAS ENERGY CORP.
(A Development Stage Company)
Statements of Cash Flows
(Expressed in US dollars)

From
December 14, 2004
(Date of Inception)
to June 30,
2005
$

Cash Flows From Operating Activities
Net loss for the year	(52,641)
Changes in operating assets and liabilities:
Increase in accounts payable and accrued liabilities	7,517
Increase in due to related parties	21,021
Increase in loans receivable	4,757

Net Cash Used In Operating Activities	(19,346)

Cash Flows From Financing Activities
Common stock issued for cash	19,744

Net Cash Provided By Financing Activities	19,744

Effect of Exchange Rate Changes on Cash	(203)

Increase in Cash and Cash Equivalents	195

Cash and Cash Equivalents, beginning of year	-

Cash and Cash Equivalents, end of year	195

Non-Cash Financing Activities

Stock issued for assets	204

Supplemental Disclosures

Cash paid for taxes	-
Cash paid for interest	-

The accompanying notes are an integral part of these financial statements.

SYNGAS ENERGY CORP.
(A Development Stage Company)
Statements of Changes in Stockholders’ Deficit
(Expressed in US dollars)

			Accumulated
			Other		Total
	Common Stock		Comprehensive		Stockholders’
	Shares	Amount	Loss	Deficit	Deficit
		$	$	$	$
Balance – December 14, 2004
(Date of Inception)	-	-	-	-	-
Common stock issued for cash at
$0.00002 per share	20,000,000	407	-	-	407
Common stock issued for intangible
asset	10,000,000	204	-	-	204

Units issued for cash at $0.41 per unit	47,500	19,337	-	-	19,337

Foreign currency translation adjustment	-	-	(203)	-	(203)

Net loss for the period	-	-	-	(52,641)	(52,641)

Balance – June 30, 2005	30,047,500	19,948	(203)	(52,641)	(32,896)

The accompanying notes are an integral part of these financial statements.

SYNGAS ENERGY CORP.
(A Development Stage Company)
Notes to the Financial Statements
(Expressed in US dollars)

1.	Nature of Operations and Going Concern Considerations

The Company was incorporated in the Province of British Columbia, Canada, on December 14, 2004. The Company’s primary asset is an integrated gasification production system technology that combines modern gasification with gas turbine technologies to produce synthetic gas, hydrogen or electricity. The Company intends to further develop the technology to make it commercially viable and intends to then sell or license the technology.

As of June 30, 2005, the Company had not reached a level of operations which would finance day-to-day activities. These financial statements have been prepared on the assumption that the Company is a going concern, meaning it will continue in operation for the foreseeable future and will be able to realize assets and discharge liabilities in the ordinary course of operations. Different bases of measurement may be appropriate when a company is not expected to continue operations for the foreseeable future. As of June 30, 2005, the Company has an accumulated deficit of $52,641 since inception. At June 30, 2005, the Company had a working capital deficit of $33,100. The Company’s continuation as a going concern is dependent upon its ability to identify and successfully acquire a business or assets that will attain profitable operations or raise additional capital sufficient to meet current and future obligations. Management plans to seek additional capital through private placements and public offerings of its common stock. There is no guarantee that the Company will be able to complete any of these objectives. These factors raise substantial doubt about the Company’s ability to continue as a going concern.

2.	Summary of Significant Accounting Policies

	(a)	Basis of Presentation

These financial statements and related notes are presented in accordance with accounting principles generally accepted in the United States, and are expressed in United States dollars. The Company’s fiscal year- end is December 31.

	(b)	Cash and Cash Equivalents

The Company considers all highly liquid instruments with a maturity of three months or less at the time of issuance to be cash equivalents.

	(c)	Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the periods. Actual results could differ from those estimates.

	(d)	Basic and Diluted Net Income (Loss) per Share

The Company computes net income (loss) per share in accordance with SFAS No. 128, “Earnings per Share” (SFAS 128) which requires presentation of both basic and diluted earnings per shares (EPS) on the face of the income statement. Basic EPS is computed by dividing net income (loss) available to common shareholders (numerator) by the weighted average number of common shares outstanding (denominator) during the period. Diluted EPS gives effect to all dilutive potential common shares outstanding during the period including stock options, using the treasury stock method, and convertible preferred stock, using the if- converted method. In computing diluted EPS, the average stock price for the period is used in determining the number of shares assumed to be purchased from the exercise of stock options or warrants. Diluted EPS excludes all dilutive potential common shares if their effect is anti-dilutive.

	(e)	Foreign Currency Translation

The Company’s functional and reporting currency is the Canadian dollar. Foreign currency transactions are primarily undertaken in Canadian dollars and are translated into United States dollars using exchange rates at the date of the transaction. Monetary assets and liabilities denominated in foreign currencies are re- measured at each balance sheet date at the exchange rate prevailing at the balance sheet date. Exchange gains and losses arising on translation are excluded from the determination of income and reported as foreign currency translation adjustment (included in accumulated other comprehensive loss) in stockholders’ deficit. The Company has not, to the date of these financial statements, entered into derivative instruments to offset the impact of foreign currency fluctuations.

SYNGAS ENERGY CORP.
(A Development Stage Company)
Notes to the Financial Statements
(Expressed in US dollars)

2.	Summary of Significant Accounting Policies (continued)

	(f)	Comprehensive Loss

SFAS No. 130, “Reporting Comprehensive Income,” establishes standards for the reporting and display of comprehensive loss and its components in the financial statements. As of June 30, 2005, the Company has a comprehensive loss of $203, which is made up of a foreign currency translation adjustment.

	(g)	Financial Instruments

The fair values of cash, accounts payable, accrued liabilities, notes and advances payable, and amounts due to related parties approximate their carrying values due to the immediate or short-term maturity of these financial instruments.

	(h)	Income Taxes

Potential benefits of income tax losses are not recognized in the accounts until realization is more likely than not. The Company has adopted SFAS No. 109 “Accounting for Income Taxes” as of its inception. Pursuant to SFAS No. 109 the Company is required to compute tax asset benefits for net operating losses carried forward. Potential benefit of net operating losses have not been recognized in these financial statements because the Company cannot be assured it is more likely than not it will utilize the net operating losses carried forward in future years.

	(i)	Stock-based Compensation

The Company accounts for stock-based awards using the intrinsic value method of accounting in accordance with Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees” (APB 25). Under the intrinsic value method of accounting, compensation expense is recognized if the exercise price of the Company’s employee stock options is less than the market price of the underlying common stock on the date of grant. SFAS 123 “Accounting for Stock-Based Compensation” established a fair value based method of accounting for stock-based awards. Under the provisions of SFAS 123, companies that elect to account for stock-based awards in accordance with the provisions of APB 25 are required to disclose the pro forma net income (loss) that would have resulted from the use of the fair value based method under SFAS 123. As of June 30, 2005, the Company has not issued any stock options.

	(j)	Recent Accounting Pronouncements

In December 2004, FASB issued SFAS No. 153, “Exchanges of Nonmonetary Assets - An Amendment of APB Opinion No. 29”. The guidance in APB Opinion No. 29, “Accounting for Nonmonetary Transactions”, is based on the principle that exchanges of nonmonetary assets should be measured based on the fair value of the assets exchanged. The guidance in that Opinion, however, included certain exceptions to that principle. SFAS No. 153 amends Opinion No. 29 to eliminate the exception for nonmonetary exchanges of similar productive assets and replaces it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. The provisions of SFAS No. 153 are effective for nonmonetary asset exchanges occurring in fiscal periods beginning after June 15, 2005. Early application is permitted and companies must apply the standard prospectively. The adoption of this standard is not expected to have a material effect on the Company’s results of operations or financial position.

SYNGAS ENERGY CORP.
(A Development Stage Company)
Notes to the Financial Statements
(Expressed in US dollars)

2.	Summary of Significant Accounting Policies (continued)

(j) Recent Accounting Pronouncements (continued)

In December 2004, the FASB issued SFAS No. 123R, “Share Based Payment”, which requires the compensation cost related to share-based payments, such as stock options and employee stock purchase plans, recognized in the financial statements based on the grant date fair value of the award. Public entities (other than those filing as small business issuers) will be required to apply SFAS 123R as of the first interim or annual reporting period that begins after June 15, 2005. Public entities that file as small business issuers will be required to apply SFAS 123R in the first interim or annual reporting period that begins after December 15, 2005. The adoption of this standard is not expected to have a material effect on the Company’s results of operations or financial position.

In March 2005, the SEC staff issued Staff Accounting Bulletin No. 107 (“SAB 107”) to give guidance on the implementation of SFAS 123R. The Company will consider SAB 107 during implementation of SFAS 123R.

3.	Intangible Asset

On December 24, 2004, as amended at July 4, 2005, the Company purchased from the CEO of the Company an integrated gasification production system. This technology combines modern gasification with gas turbine technologies to produce synthetic gas, hydrogen or electricity. The Company intends to further develop the technology to make it commercially viable and intends to then sell or license the technology. The Company purchased the asset by issuing 10,000,000 common shares of the Company.

4.	Related Party Transactions

(a)

From inception to June 30, 2005, the Company incurred consulting fees of $40,402 to a company related to the CEO of the Company. From inception to June 30, 2005, the Company reimbursed $3,231 to a company related to the CEO of the Company for expenses paid on behalf of the Company

(b)

As of June 30, 2005, $20,980 is owing to a company related to the CEO of the Company and $41 is owing to the President of the Company. These amounts are unsecured, non-interest bearing and has no terms of repayment.

(c) On December 24, 2004, the Company purchased its primary asset from the CEO of the Company by issuing shares. Refer to Note 3.

5.	Loan Payable

As of June 30, 2005, the Company owes $4,757 to Fairchild International Corp. The amount is unsecured, non- interest bearing and has no terms of repayment.

6.	Common Stock

(a)

On January 27, 2004, 10,000 units were issued for cash at a price of $0.41 per unit for total proceeds of $4,071. Each unit consists of one share and one warrant. The warrant allows the warrant holder to acquire one additional share at CDN$0.75 per share for a period of one year.

(b)

On January 21, 2004, 37,500 units were issued for cash at a price of $0.41 per unit for total proceeds of $15,266. Each unit consists of one share and one warrant. The warrant allows the warrant holder to acquire one additional share at CDN$0.75 per share for a period of one year.

(c) On December 24, 2004, 10,000,000 shares of common stock were issued in exchange for an intangible asset that was valued at $204.

(d) On December 14, 2004, 20,000,000 shares of common stock were issued for cash at a price of $0.00002 per share for total proceeds of $407.

7.	Subsequent Event

On January 28, 2005, the Company entered into two share exchange agreements with Fairchild International Corp. (“Fairchild”) whereby Fairchild would acquire 100% of the outstanding common stock of the Company in exchange for 30,047,500 common shares of Fairchild. The final agreement closed on June 30, 2005. The former shareholders of the Company will own approximately 82% of the outstanding common stock of Fairchild. For accounting purposes, the transaction will be treated as a recapitalization of Fairchild with the Company being treated as the acquirer.

SYNGAS ENERGY CORP.
(A Development Stage Company)
Notes to the Financial Statements
(Expressed in US dollars)

7.	Subsequent Event (continued)

Of the 30,047,500 common shares to be issued by Fairchild, 10,000,000 are to be held in escrow. Fairchild has the option under these agreements, as amended on July 4, 2005, to return the intangible assets and cancel the shares until June 30, 2006 should Fairchild not raise $1,000,000 in private equity financing.